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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

            New York                      000-6620              16-0928561
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 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                     Identification No.)

       6635 Kirkville Road, East Syracuse, New York              13057
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         (Address of Principal Executive Offices)              (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 27, 2006, Anaren, Inc. issued an earnings release announcing its financial results for third quarter ended March 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

          99.1    Press Release of Anaren, Inc. dated April 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANAREN, INC.


Date: April 27, 2006                          By:  /s/ Lawrence A. Sala
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                                                   Lawrence A. Sala
                                                   President and
                                                   Chief Executive Officer